THE SECURITIES EVIDENCED HEREBY WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITIES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES THAT (I) SUCH SECURITIES MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (2) TO THE ISSUER OF THE SECURITIES EVIDENCED HEREBY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (II) THE PURCHASER WILL, AND EACH SUBSEQUENT PURCHASER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE SECURITIES EVIDENCED HEREBY OF THE RESALE RESTRICTION SET FORTH IN (I) ABOVE.

                                 FX ENERGY, INC.
                                  US$5,000,000
                          9.5% CONVERTIBLE SECURED NOTE

                                                                   March 9, 2001

         This 9.5% Convertible Secured Note in the face amount of US$5,000,000 (this "Note") is delivered to Rolls-Royce Power Ventures Limited and its successors and permitted assigns (the "Holder") by FX Energy, Inc., incorporated with limited liability under the laws of the State of Nevada (the "Company") in connection with a gas option agreement dated on the date hereof, by and among the Holder and FX Energy Poland Sp. zo.o., and is subject to the terms and conditions attached hereto (the "Conditions").

          The Company (which term shall include any corporation which shall succeed to or assume the obligations of the Company), for value received, promises, in accordance with the Conditions, to pay to the Holder the principal amount of this Note outstanding on the date and in the amount specified in the Conditions and any additional amounts payable thereunder.

         The Company hereby irrevocably authorizes the Holder to make (or cause to be made) appropriate notations on the grid attached (or on any continuation of such grid), which notations, if made and confirmed by the Company, shall evidence, inter alia the outstanding principal of the Note. On each occasion that a new notation is included, the Holder shall promptly send a copy of the attached grid to the Company for confirmation and the Company shall promptly confirm such notation or notify the Holder of its reasons for any objection thereto.

         IN WITNESS WHEREOF, FX Energy, Inc. has caused this Note to be signed manually or by facsimile by one of its duly authorized officers on the date first written above.

                                                     FX Energy, Inc.
                                                     By:

                                                     /s/ Andrew W. Pierce
                                                     --------------------------
                                                     Duly authorized signature
                                                     Name: Andrew W. Pierce
                                                     Title: Vice President

                              ADVANCES AND PAYMENTS
--------------------------------------------------------------------------------
        Advance    Amount of       Amount Converted      Unpaid         Notation
 Date   Amount   Principal Repaid     to Equity      Principal Balance   Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               ELECTION TO CONVERT

To FX Energy, Inc.
3006 Highland Drive
Salt Lake City, Utah  84106
USA

Attn:
                                                                          [Date]

         The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or the portion below designated, into Common Stock of FX Energy, Inc. in accordance with the Conditions of the Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned.

         The Holder of the Note, upon the exercise of its conversion rights in accordance with the Conditions of the Note, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Note.

         in whole ___

                                   Portion of Note to be converted
                                   (US$100,000 or integral multiples thereof):
                                   US$__________________________

                                   ______________________________
                                   Duly authorized signature

                                   Name and Address

                                   ______________________________

                                   ______________________________

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

                  (I) or (we) assign and transfer this Note to

                  ____________________________________________

                  ____________________________________________
                   (Print or type assignee's name and address)

and irrevocably instruct the registrar of the Company to transfer this Note on the books of the Company.

Your Signature:                            Assignee's Signature:


-----------------------------------        --------------------------
Duly authorized signature of Holder        Duly authorized signature of Assignee
Name:                                      Name:
Title:                                     Title:

Date: __________________________


         In connection with any transfer of the Note evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Note and the last date, if any, on which such Note was owned by the Company or any Affiliate of the Company, the undersigned confirms that such Note is being transferred:

CHECK ONE BOX BELOW

(1)      [ ]      to the Company or any subsidiary thereof,

(2)      [ ]      outside the United States in compliance with Rule 904 under the Securities Act,

(3)      [ ]      pursuant to the exemption  from  registration  provided by
                  Rule 144 under the Securities Act (if available) or

(4)      [ ]      pursuant to an effective registration statement under the
                  Securities Act.

                           STOCK OPTION EXERCISE FORM

FX Energy, Inc.
3006 Highland Drive
Salt Lake City, Utah  84106
USA

Attn:
                                                                          [Date]

         Re:      US$5,000,000 9.5% CONVERTIBLE SECURED NOTE OF FX ENERGY, INC.

         We refer to the US$5,000,000 9.5% Convertible Note of FX Energy, Inc. dated as of March [ ], 2001 (as amended, changed or modified from time to time, the "Note"), between FX Energy, Inc. (the "Company") and Rolls-Royce Power Ventures Limited and its successors and permitted assigns (the "Holder"). Capitalized terms used but not defined herein shall have the meanings given to them in the terms and conditions of the Note.

         We hereby notify you of our intention to purchase [ ] shares of Common Stock at the Conversion Price pursuant to our Stock Option under Section 8 of the Note.

                                          By: __________________________
                                          Duly authorized signature of Holder

                                          Name:

                                          Title:

                        Terms and Conditions of the Note

In the event the obligations of the Company hereunder are evidenced by more than one Note, these terms and conditions must be attached to each Note.

The issue of any Notes to the Holder are constituted by these terms and conditions (the "Conditions").

1.       Definitions.

For purposes of the Note, the following terms shall have the meanings indicated:

"Affiliate" means any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Apache" shall have the meaning set forth in Section 3 hereof.

"Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors or the protection of creditors.

"Business Day" means any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York or London, England are not required to be open.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the Company's common stock, par value US$0.001 per share, which term shall include, where appropriate, in the case of any reclassification, recapitalization or other change in the Common Stock, such capital stock to which a holder of Common Stock shall be entitled upon the occurrence of such event.

"Conditions Date" shall have the meaning set forth in Section 3 hereof.

"Conversion Date" shall have the meaning set forth in Section 7 hereof.

"Conversion Price" shall have the meaning set forth in Section 7 hereof.

"Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

"Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

"Early Repayment Amount" shall have the meaning set forth in Section 8 hereof.

"Event of Default" shall have the meaning set forth in Section 10 hereof.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Exchange Rate Contract" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combination thereof, the principal purpose of which is to provide protection against fluctuations in currency exchange rates. An Exchange Rate Contract may also include an Interest Rate Agreement.

"Fences Area" means the "Contract Area" as defined in Article 1.9 of the Joint Operating Agreement Covering Areas in the Foresudetic Monocline dated May 12, 2000 between FXEP and POGC.

"FXEP" means FX Energy Poland Sp. z o.o. a limited liability company with its seat in Warsaw, Poland at al. Jana Pawla II 29, 00-867, entered into the Commercial Register maintained by the District Court in Warsaw under the RHB no. 50620.

"GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Issuance Date.

"Gas Agreement" shall have the meaning set forth in the Gas Option Agreement.

"Gas Option Agreement" means the gas option agreement dated on the date hereof between the Holder and FXEP.

"Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

"Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases and sale-and-leaseback transactions) or representing any hedging obligations under an Exchange Rate Contract or an Interest Rate Agreement, if and to the extent any of the foregoing indebtedness (other than obligations under an Exchange Rate Contract or an Interest Rate Agreement) would appear as a liability upon a balance sheet of such

Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of items which would be included within this definition. "Indebtedness" does not include accrued operating costs, expenses or liabilities, open account advances or trade accounts payable.

"Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

"Issuance Date" means the date on which the Note is first issued.

"Material Subsidiary" means (i) FXEP and (ii) any other subsidiary of the Company which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

"Note" means, collectively, (i) this Note or (ii) any note or notes which may be issued in exchange or substitution of this Note, in whole or in part.

"Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

"Permitted Security Interest" means (i) any Security Interest arising by operation of law in the ordinary course of business and securing amounts not more than 90 days overdue; (ii) Security Interests expressly permitted in writing by the Holder; (iii) easements, rights of way, servitudes, permits, surface leases and other rights affecting the surface that do not interfere with the use, operation, value or unrestricted alienability of the affected property and do not interfere with the ability of the Holder to enforce any rights under this Note or any Security Agreements nor in any way materially and adversely affect the ongoing interests of the Company; and (iv) purchase money security interests securing amounts no greater than US$100,000 incurred in the ordinary course of business.

"Person"  means  any  individual,   corporation,   partnership,  joint  venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

"POGC" shall have the meaning set forth in Section 3 hereof.

"Project Finance Debt" shall have the meaning ascribed to it in the Gas Option Agreement.

"Registration Rights Agreement" means the registration rights agreement dated on the date hereof between the Company and the Holder.

"Restricted Share Certificate" shall have the meaning set forth in Section 7 hereof.

"Restricted Share Legend" shall have the meaning set forth in Section 7 hereof.

"Restricted Shares" shall have the meaning set forth in Section 7 hereof.

"Security Interest" means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Security Agreements" means (i) the pledge agreements between the Holder and FXEP described in Section 15 hereof, together with all other agreements or instruments executed or delivered in connection therewith, and (ii) and any other document agreed by the Holder, the Company and FXEP to be designated as such from time to time.

"Shares" shall have the meaning set forth in Section 7 hereof.

"Stock Option" shall have the meaning set forth in Section 8 hereof.

"US dollars" and "US$" mean the lawful currency of the United States of America.

2.       Ranking.

This Note, limited to US$5,000,000 in aggregate principal amount, is a direct, unconditional, unsubordinated general obligation of the Company, secured by certain assets of FXEP as provided in Section 13. The Company currently has no Indebtedness and shall not issue any securities or incur any Indebtedness that rank senior to or pari passu in right of payment with the Note or rights or options exercisable for or convertible into any such securities without the prior written consent of the Holder of the Note.

3.       Advances.

The Holder shall lend the principal amount of this Note to the Company by way of two advances, each in the amount of US$2,500,000. The first advance shall be made by wire transfer within three (3) days after the date hereof. The second advance shall be made upon satisfaction of the following conditions:

         (a)      receipt by the Holder of either:

                  (1) consents in the form set forth in Annex A, or as otherwise agreed to in writing between the Company and the Holder, from the Polish Oil and Gas Company ("POGC") and Apache Poland Sp. zo.o. ("Apache") to the pledges created by the Security Agreements and the Holder's rights thereunder; or

                  (2) (A) acknowledgements from POGC and Apache to the pledges created by the Security Agreements and the Holder's rights thereunder, together with (B)(i) a valid pledge of a newly-established bank account in Poland in the name of FXEP into which all proceeds to be received by FXEP from the sale of natural gas from the Kleka 11 well and any other well in the Fences Area are to be deposited, (ii) irrevocable and unconditional instructions from FXEP to POGC to pay all amounts due to FXEP to such account and POGC's acknowledgement of such instructions, and (iii) irrevocable and unconditional instructions from FXEP to the relevant bank concerning the management and disposition of such account and such bank's acknowledgement of such instructions; provided, that all agreements and documents referred to in this subsection (a) shall be in form and substance reasonably acceptable to the Holder and deemed each to be a Security Agreement; and

                  (b) receipt by the Holder of confirmation from the Company that no Event of Default has occurred and is continuing.

If the above conditions are not satisfied within 21 days after the date hereof or such later date as the Company and the Holder may agree to in writing (the "Conditions Date"), the Holder may in its discretion (i) waive such conditions and make the second advance within 9 days after the Conditions Date, in which case the Company shall continue to use its best efforts to satisfy the above conditions following the Conditions Date, or (ii) accept alternative security satisfactory to the Holder and the Company and make the second advance within 9 days after the Conditions Date or (iii) cancel its commitment to make the second advance as of the Conditions Date, in which case the principal amount of the first advance shall be immediately due and payable, the Gas Option Agreement shall be terminated and the Stock Option revoked.

4.       Interest.

No interest shall accrue or be payable on this Note during the period from the Issuance Date to, and including, the first anniversary of the Issuance Date. From the first anniversary of the Issuance Date until repayment in full, this Note will accrue interest at a rate of nine and one-half percent (9.5%) per year. Interest will be computed on the basis of a 360-day year. If the Gas
Agreement has been executed in accordance with the Gas Option Agreement, interest shall be compounded quarterly from the first anniversary of the Issuance Date until repayment in full. The Company will pay interest, if any, on overdue principal and interest at the interest rate borne by this Note plus 3%, compounded quarterly.

5.       Payment.

The Company promises to pay principal and interest on this Note in arrears (i) on the second anniversary of the Issuance Date in a single instalment of the total amount outstanding if the Gas Agreement has not been executed by the first anniversary of the Issuance Date, or (ii) if the Gas Agreement has been executed on or before the first anniversary of the Issuance Date, in accordance with the terms of the Gas Option Agreement, in thirty two (32) consecutive equal quarterly payments of principal and interest, commencing on the first day of the second month following the first quarter in which the Buyer under the Gas Agreement has taken or paid for the Quarterly Take or Pay Quantity of Gas specified in Section 11.1 of the gas supply heads of terms contained in the Gas Option Agreement. Unless this Note has been previously converted pursuant to Section 7 hereof, all payments under this Note shall be made without deductions or withholdings by wire transfer of immediately available funds in US dollars to an account nominated by the Holder.

6.       Early Repayment.

The Company may, at any time and from time to time, without premium or penalty, redeem the Note, in whole or in part and in a minimum amount of US$100,000 and integral multiples of US$100,000, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon to the applicable redemption date. Notice of any redemption must be received by the Holder at least 10 Business Days before the redemption date at the address set forth in
Section 15 hereof. On and after the redemption date, interest ceases to accrue on the Notes or the portion of the Notes that is redeemed.

7.       Conversion.

7.1. If the Holder has made an irrevocable election in writing to the Company not to enter into the Gas Agreement, the Holder has the right, exercisable at any time after the date hereof, to convert all or any part of the outstanding principal payable by the Company on the Note into shares of Common Stock (the "Shares") at the Conversion Price, except that if the Note, or any part thereof, is called for early repayment pursuant to Section 6, the conversion right will terminate on the first anniversary of the Issuance Date or on receipt by the Holder of notice of redemption, whichever is later. The conversion right shall terminate in all events at the close of business (New York time) on the second anniversary of the Issuance Date. No interest shall be payable on any principal amount converted into Shares, and if any interest shall have been paid on such principal it shall be repaid to the Company at the time of Conversion.

7.2. The "Conversion Price" shall be US$5.00 per Share; provided that, if all of the consents described in Section 3(a)(1) are not obtained prior to the Conditions Date, the Conversion Price shall be automatically adjusted to US$4.00 plus or minus one-half the variation from US$4.00 of the closing price of the Common Stock trading on Nasdaq on the first trading day that is 90 days after the date hereof; provided that such adjusted Conversion Price shall in no event be greater than US$5.00 per Share or less than US$3.00 per Share. The Conversion Price shall be subject to pro rata adjustment upon any alteration to the nominal value of the Common Stock as a result of consolidation, subdivision or reclassification.

7.3. The Holder may convert a portion of this Note equal to any integral multiple of US$100,000. The provisions herein that apply to conversion of all of this Note also apply to conversion of a portion of it.

7.4. To convert the Note, the Holder must (1) complete and sign a conversion notice substantially in the form set forth above in the Note and (2) surrender such Note to the Company. The date on which a Holder satisfies these requirements is the conversion date (the "Conversion Date"). For the avoidance of doubt, if the Conversion Date occurs prior to 90 days after the date hereof, the Conversion Price shall remain US$5.00 per Share.

7.5. As soon as practicable after the Conversion Date, the Company shall deliver to the Holder a certificate for the number of whole Shares issued. The Company will not issue fractional Shares upon conversion of a Note. In lieu of fractional Shares, the Company will pay an amount in cash based upon the closing price of the Common Stock on the trading day prior to the Conversion Date. As of the Conversion Date, the Person in whose name the certificate is made shall cease to have rights as a Holder.

7.6. Upon surrender of any Note that is converted in part, the Company shall issue and authenticate a new Note equal in principal amount to the unconverted portion of the Note surrendered.

7.7. The issuance of certificates for Shares upon the conversion of this Note shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates.

7.8. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, a sufficient number of Shares to permit the conversion of the outstanding portion of this Note for Shares. All Shares which may be issued upon conversion of this Note shall be duly authorized, validly issued, fully paid and non-assessable when so issued.

7.9. For so long as the Note or any portion thereof may be converted into Shares, and for two years after the Conversion Date of any Shares, and in any event for two years from the Issuance Date, the Company shall timely file all reports required to be filed by it pursuant to Section 13 of the Exchange Act in order to make Rule 144 available to the Holder for any transfer of this Note or the Common Stock issuable upon any conversion of this Note.

7.10. In accordance with Rule 144, with respect to all Shares: (i) no Shares may be resold before one year from the Issuance Date; (ii) during the next year resales of Shares shall not exceed the amounts allowed under Rule 144(e); and (iii) thereafter, subject to Section 7.11, the Shares may be resold without restriction. Upon conversion of this Note to Common Stock, each certificate representing the Shares will bear a legend
                  (the "Restricted Share Legend") so restricting the sale of such Shares in substantially the following form:

         The securities evidenced hereby were originally issued in a transaction exempt from registration under Section 5 of the United States Securities Act of 1933, as amended (the "Securities Act"), and the securities evidenced hereby may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. Each purchaser of the securities evidenced hereby is hereby notified that the seller may be relying on an exemption from the provisions of Section 5 of the Securities Act. The holder of the securities evidenced hereby agrees that (I) such securities may be resold, pledged or otherwise transferred, only (1)(a) in a transaction meeting the requirements of Rule 144 under the Securities Act, (b) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act or (c) in accordance with another exemption from the registration requirements of the Securities Act, (2) to the issuer of the securities evidenced hereby or (3) pursuant to an effective registration statement and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and
         (II) the purchaser will, and each subsequent purchaser is required to, notify any subsequent purchaser from it of the securities evidenced hereby of the resale restriction set forth in (I) above.(1)

         (1) This paragraph shall be removed upon the earlier of (i) registration of the Common Stock pursuant to the Registration Rights Agreement or (ii) satisfaction of the requirements under Section 7.10 of the Note.

7.11. With respect to all Shares, and notwithstanding Rule 144d(3)(ii) under the Securities Act:

         (a) No Shares may be resold before one year after the Conversion Date; and

         (b) The aggregate sales of all Shares during the period that begins one year after their issuance and ends two years after their issuance shall not exceed the greater of (a) one percent of the number of shares of Common Stock issued and outstanding as shown by the most recent report or statement published by the Company, or (ii) the average volume of trading in such Common Stock reported through the Nasdaq Stock Market during the four calendar weeks preceding the receipt of the order to execute the sale by the broker or the date of execution of the sale directly with a market maker.

         (c) The certificates representing such Shares will bear an additional Restricted Shares Legend (for two years following the Conversion Date, after which such legend shall be removed) substantially in the following form:

         Resale of the securities evidenced hereby are subject to restrictions set forth in that certain 9.5% Convertible Secured Note in the face amount of US$5,000,000 payable to Rolls-Royce Power Ventures Limited Company dated March 9, 2001 (the "Note"), a copy of which restrictions may be obtained from the issuer of the securities evidenced hereby at its principal executive offices. Notwithstanding Rule 144(d)(3)(ii) under the Securities Act, such restrictions prohibit sales of such securities for the period ending one year after their issuance and limit, for the period beginning one year after their issuance and ending two years after their issuance, the aggregate sales by the holder or holders of all shares of Common Stock issued or issuable upon conversion of the whole Note to not more than the greater of (a) one percent of the shares of Common Stock issued and outstanding as shown by the most recent report or statement published by the Company, or
         (ii) the average volume of trading in such Common Stock reported through the Nasdaq Stock Market during the four calendar weeks preceding the receipt of the order to execute the sale by the broker or the date of execution of the transaction directly with a market maker.
         (1)

         (1) This paragraph shall be removed upon the earlier of (i) registration of the Common Stock pursuant to the Registration Rights Agreement, (ii) satisfaction of the requirements of Section 7.11 of the Note or (iii) upon demand of the Holder in exercising its rights under
         Section 10.3(b) of the Note.

7.12. It is the intention of the Company and the Holder that all Shares shall be tradable without restriction under the Securities Act on Nasdaq after the holding periods described in Sections 7.10 and 7.11, upon which the Company agrees and undertakes to take any and all steps required to enable the Holder to trade any Shares without restriction under the Securities Act, including registering the Shares pursuant to the Registration Rights Agreement.

8.       Early Repayment Stock Option.

8.1. Notwithstanding anything to the contrary in Section 7.1, if (i) the Company makes an early repayment of all or a part of the amount outstanding under the Note (the "Early Repayment Amount") prior to the first anniversary of the Issuance Date and (ii) on or before the first anniversary of the Issuance Date, the Holder has made an irrevocable election in writing to the Company not to enter into the Gas Agreement, the Holder shall have the option (the "Stock Option") at its discretion to purchase Common Stock at the Conversion Price (as may be adjusted pursuant to Section 7.2), up to a number of Shares equal to the Early Repayment Amount divided by the Conversion Price. The Stock Option shall expire on the close of business (New York time) on the first anniversary of the Issuance Date.

8.2. The Stock Option may be exercised only by written notice in the form attached to the Note delivered in accordance with Section 16. Payment for the Common Stock issued pursuant to exercise of the Stock Option shall be made by wire transfer of immediately available funds, and shares evidencing such Common Stock shall be delivered to the Holder within three Business Days thereafter.

8.3.     Sections  7.2,  7.3,  7.5,  7.7, 7.8, 7.9, 7.10 and 7.11 shall apply to this Section 8 mutatis mutandis as if references therein to conversion of the Note were references to exercise of the Stock Option.

9.       Representation and Warranties.

9.1.     The Company represents and warrants:

(a) Status and Authority. (i) The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified to do business in all jurisdictions where it is required to be qualified; (ii) it has the necessary power and authority to enter into and perform its obligations under this Note; (iii) it has duly authorized the person(s) signing this Note to execute this Note on its behalf; (iv) upon execution, this Note will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and (v) the execution and delivery of this Note and performance hereunder will not violate, result in a breach of or conflict with any law, rule, regulation, order or decree applicable to the Company, its organizational documents or the terms of any other agreement binding on the Company.

(b) Capitalization. FXE is authorized to issue (a) 100,000,000 shares of common stock, $0.001 par value per share, of which 17,680,235 shares are issued and outstanding and 4,575,167 shares are reserved for issuance on the exercise of outstanding options and warrants, and (b) 5,000,000 shares of preferred stock, $0.001 par value per share, of which 500,000 shares are designated as Series A Preferred Stock and are reserved for issuance under a rights agreement dated as of 4 April 1997, between FXE and Fidelity Transfer Corporation, a copy of which is available to RRPV. The common stock and the Series A Preferred Stock of FXE have the voting powers, designations, preferences, rights and qualifications, limitations, or restrictions set forth in the articles of incorporation and amendments thereto. All of the issued and outstanding shares of capital stock of FXE have been duly authorized and validly issued and are fully paid and nonassessable and not issued in violation of the preemptive right of any person. The undesignated preferred stock may be issued in such series with the voting powers, designations, preferences, rights and qualifications, limitations, or restrictions as may be duly approved by the board of directors.

(c) Issuance and Sale of Shares. The Shares contemplated by this Note have been duly reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued and delivered in accordance with the terms of this Note, will be duly and validly issued, fully paid, and nonassessable and not issued in violation of the preemptive right of any person. Based in part on the representations made by or on behalf of the Holder in Section 9.2, the offer, issuance, and sale to the Holder of the Note and the issuance of the Shares issuable upon conversion of the Note are exempt from registration under the Securities Act and applicable state securities laws.

(d) SEC Reports. The Company has furnished to Rolls-Royce Power Ventures Limited complete and accurate copies, as amended or supplemented as of the date hereof, of its (i) Annual Report on Form 10-K for the fiscal year ended 31 December 1999, as filed with the Commission, (ii) all proxy statements and other solicitation materials that have been issued by the Company relating to the Company's meetings of stockholders held or currently scheduled since 31 December 1999, and (iii) all other reports filed by the Company with the Commission under the Exchange Act since 31 December 1999 (such reports are collectively referred to herein as the "FXE Reports"). The FXE Reports constitute all of the documents required to be filed by the Company with the Commission under Sections 13, 14 or 15(d) of the Exchange Act since 31 December 1999.

(e) Financial Statements. The audited consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the fiscal years ended 31 December 1998 and 1999 (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

         The unaudited consolidated financial statements of the Company included in the Company's quarterly reports on Form 10-Q for the fiscal quarters ended 31 March, 30 June, and 30 September 2000, and the unaudited consolidated financial statement of the Company for the fiscal year ended 31 December 2000, furnished to Rolls-Royce Power Ventures Limited, fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof, and the consolidated results of operations and cash flows for the periods indicated (including reasonable estimates of normal and recurring year-end adjustments), except (i) to the extent required by changes in generally accepted accounting principles; (ii) as may be indicated in the notes thereto; and (iii) as may be permitted by Article 10 of Commission Regulation S-X.

(f) No Actions and Proceedings. There are no actions, suits or claims, legal or arbitral proceedings, governmental inquiries, or investigations pending or, to the Company's knowledge, threatened against the Company or against any of its Affiliates or Material Subsidiaries, that question the right of the Company to issue the Note or that might result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets, or condition, financial or otherwise, of the Company.

(g) No Material Change. Since December 31, 2000, there has not been any material adverse change in the assets, business, financial condition, or results of operations of the Company.

(h) Senior Ranking. The Company's obligations under this Note rank senior to all of its Indebtedness except for Permitted Security Interests. The Company is not aware of any Indebtedness that ranks senior to or pari passu with the Note other than Permitted Security Interests or other obligations that would be mandatorily preferred by law applying to companies generally.

(i) Assets. All of the Company's assets and property are free from any Security Interests other than Permitted Security Interests, and are free from any other material restrictions, covenants and conditions.

(j) Accuracy of Information. The information contained in the FXE Reports, as of their respective dates, and the unaudited balance sheets of the Company as of December 31, 2000, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9.2.     The Holder represents and warrants:

(a) Acquisition of the Shares. In connection with the acquisition by the Holder of any Shares in accordance with the terms of the Note, the Holder represents that the Shares are being acquired without a view to, or for, resale in connection with any distribution of such Shares or any interest therein without registration or an applicable exemption under the Securities Act and that the Holder is not an "underwriter" as defined in Section 2(a)(11) of the Securities Act.

(b) Authority. The Holder has full power and authority to execute, deliver, and perform its obligations under this Note in accordance with the
         Conditions. The Holder has not been organized, reorganized, or recapitalized specifically for the purpose of investing in the Company. This Note has been duly executed and delivered by the Holder and constitutes a valid and binding obligation of the Holder, enforceable against the Holder in accordance with the Conditions.

(c) Accredited Investor. The Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder, either alone or with its duly constituted representative, has sufficient knowledge and experience in investing in companies similar to the Company, so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risk thereof, including a complete loss of its entire investment.

(d) Brokerage. No broker, finder, agent or similar intermediary has acted on behalf of the Holder in connection with this Note or the transactions contemplated hereby, and there are no brokerage commissions, finder's fees, or similar fees or commissions, payable in connection therewith based on any agreement, arrangement, or understanding with the Holder.

10.      Defaults and Remedies.

10.1.    Events of Default.  An "Event of Default" occurs if:

(a) the Company defaults in the payment of principal and interest on the Note when the same becomes due and payable;

(b) the Company fails to timely observe or perform or breaches any material covenant, representation or warranty or agreement contained in the Conditions;

(c) there is a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (including for the avoidance of doubt, any Project Finance Debt) for money borrowed by the Company (or the payment of which is guaranteed by the Company), whether such Indebtedness or guarantee now exists or is created after the Issuance Date, which default:

         (1) is caused by a failure to pay when due any amounts payable on such Indebtedness within the grace period provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default");

         (2) results in the acceleration of such Indebtedness prior to its express maturity; and

         (3) in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates US$250,000 or more;

(d)      the Company pursuant to or within the meaning of any Bankruptcy Law:

         (1)      commences a voluntary case;

         (2) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor;

         (3) consents to the appointment of a Custodian of it or for all or substantially all of its property;

         (4)      makes a general  assignment  for the benefit of its creditors;
                  or

         (5)      generally  is unable to pay its debts as the same  become due;
                  (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (1) is for relief against the Company in an involuntary case;

                  (2) appoints a Custodian of the Company for all or substantially all of its property; or

                  (3) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days;
                           (f) the Company or FXEP fails to timely observe or perform or breaches any material covenant, representation or warranty or agreement contained in the Gas Option Agreement, the Gas Agreement or any Security Agreement; or

(g) the proceeds from the issuance of this Note are not used in accordance with the development plan attached hereto as Annex B.

10.2. Acceleration. If an Event of Default (other than an Event of Default specified in clauses (d) and (e) of Section 10.1 hereof) occurs and is continuing, the Holder by notice to the Company, may declare this Note to be due and payable. Upon such declaration, the principal of and interest on, this Note shall be due and payable immediately. If an Event of Default specified in clause (d) or (e) of Section 10.1 hereof occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder. The Holder by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree.

10.3.    Other Remedies.

(a) If an Event of Default occurs and is continuing, the Holder may declare that all or any of its rights under the Security Agreements may be exercised and/or pursue any available remedy, including specific performance and injunctive relief, to collect the payment of principal or interest on this Note or to enforce the performance of any provision of this Note.

(b) If an Event of Default occurs and is continuing, the Holder may declare and the Company hereby agrees that any additional restrictions which may have been imposed by Section 7.11 on the Holder's ability to transfer any Common Stock acquired by any conversion of this Note is immediately rescinded.

(c) A delay or omission by the Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. All remedies are cumulative to the extent permitted by law.

10.4. Waiver of Past Defaults. The Holder, in its sole discretion, by written notice to the Company may waive an existing Default or Event of Default and its consequences.

10.5. Rights of Holder to Receive Payment. Notwithstanding any other provision of this Note, the right of the Holder to receive payment of principal and interest on the Note, on or after the respective due dates expressed in this Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder made pursuant to this Section 10.5.

11.      Transfer of the Note.

The Holder may sell or otherwise transfer or assign this Note, in whole or in part, or the Holder's rights or obligations hereunder, in whole or in part, without the consent of the Company to any of its Affiliates or a joint venture entity formed with any such Affiliate if such transferee or assignee is the "Buyer" under the Gas Agreement. The Holder may transfer this Note to any third party at any time there is a Default hereunder. Any other transfer of this Note shall require the prior written consent of the Company, which consent shall not be unreasonably withheld.

12.      Successor Corporation Substituted.

Upon any consolidation or merger of the Company, the successor corporation formed thereby shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Note with the same effect as if such successor Person had been named as the Company herein. The Company shall condition any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company on the agreement of the Person to which such sale, assignment, transfer, lease, conveyance or other disposition is made, to be substituted for and assume all obligations and liabilities of, the

Company under this Note with the same effect as if such successor Person had been named as the Company herein.

13.      Activities in Poland.

The  Company  may  not  conduct  any  exploration,   development  or  production
activities with respect to natural gas in Poland through any entity other than FXEP without the prior written consent of the Holder.

14.      Amendments and Supplements.

Except as otherwise expressly provided herein, this Note may only be amended or supplemented with the prior written consent of the Holder.

15.      Security Agreements.

15.1. This Note is secured by security interests in certain contractual rights of FXEP, which security interests are granted by FXEP to the Holder pursuant to the terms of the Security Agreements set forth in Annex C. Subject to the prior written consent of the Holder, which consent shall not be unreasonably withheld, the security interests created by the Security Agreements may be replaced from time to time by pledges or assignments of rights, assets or other property of FXEP or any other security; provided that the value of the replacement security interests are at the time of replacement at least twice the amount of the outstanding principal and interest due on the Note at such time. If the replacement security consists of Natural Gas reserves, the security value shall be determined on the basis of P90 reserves net of estimated capital expenditures and operating costs, discounted to present value at a 10% discount rate.

15.2. If the consents described in Section 3(a)(1) are not obtained prior to the Conditions Date, for so long as any amounts remain outstanding under the Note, the Company undertakes to:

(a) cause all proceeds to be received by FXEP from any and all sales of natural gas from the Kleka 11 well and any other well in the Fences Area to be deposited into the bank account described in Section 3(a)(2)(B);

(b) procure that FXEP shall (i) open a bank account in Poland promptly upon entering into any agreement to sell natural gas produced from the Wilga well or from any other well pledged to the Holder in accordance with
         Section 15.1, (ii) cause all proceeds to be received by FXEP from any and all sales of natural gas from the Wilga well, or from any other well pledged to the Holder in accordance with Section 15.1, to be deposited into such bank account and (iii) pledge such account to the Holder in a manner consistent with Section 3(a)(2)(B). Such pledge shall be in addition to the security created under Section 15.1 and any agreement or agreements evidencing such pledge shall be in a form reasonably acceptable to the Holder and deemed each to be a Security Agreement; and (c) continue to use its best efforts to obtain the consents described in Section 3(a)(1).

16.      Notices.

Any notice or communication required or permitted to be given under this Note shall be in writing addressed to the respective party as set forth below and may be personally served or mailed by registered or certified mail (return receipt requested) postage prepaid or sent prepaid by recognized overnight courier service or facsimile. The Company or the Holder by notice to the other may designate additional or different addresses for subsequent notices or communications.

All other notices or communications shall be in writing.

         If to the Company:

         FX Energy, Inc.
         3006 Highland Drive, Suite 206
         Salt Lake City, UT 84106
         Attention of:  David Pierce
         facsimile: (1) 801 486 5575

         If to the Holder:

         Rolls-Royce Power Ventures Limited
         150 Victoria Street
         London SW1E 5LB
         Attention of: Graeme Fairbairn
         facsimile: (44) 20 7227 9001

17.      Cancellation.

After all unpaid principal and interest owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

18.      Replacement of Note.

In the event that this Note shall at any time become mutilated or destroyed or stolen or lost and such mutilated Note or evidence of the loss, theft or destruction of this Note has been delivered to the Company, a new Note of like tenor will be issued by the Company in exchange for the Note so mutilated, or in lieu of the Note so destroyed or stolen or lost. Every new Note issued in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone. Any new Note delivered pursuant to this paragraph shall be so dated that neither gain nor loss in interest shall result from such exchange.

19.      Expenses.

The Company will pay all costs associated with the Note and the Registration Rights Agreement other than costs incurred by the Holder and the Holder's legal fees.

20.      Public Announcements.

Neither the Company nor the Holder shall issue any press release or make any other public announcement relating to the transactions which are the subject of this Note or the Gas Option Agreement or the material content of this Note or the Gas Option Agreement without the prior written consent of the other party hereto, except if required under applicable law or the rules of Nasdaq or any stock exchange on which such party's shares are listed; provided, however, that if such disclosure is required, prior to such disclosure, a party shall provide a copy of such announcement to the other party hereto. At any time after the date of hereof, the Company may make a public announcement in the form set forth in Annex D.

21.      Governing Law.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

22.      Severability.

In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

23.      Headings.

The headings of the Sections of this Note have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                     [The next page is the Signature Page.]

                        Signature Page to the Conditions

Agreed and Accepted:



------------------------------
for and on behalf of
FX Energy, Inc.
Name:
Title:




------------------------------
for and on behalf of
Rolls-Royce Power Ventures Limited
Name:
Title:



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